EXHIBIT 10.1

SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
This SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS ("Second Amendment") is executed to be effective as of the 5th day of December, 2014, by and among GSHS ENTERPRISES OPERATING #1, INC., a Delaware corporation (“Enterprises”), GOOD SHEPHERD HEALTH SYSTEM, INC., a Texas non-profit corporation (“Hospital”), GOOD SHEPHERD ENTERPRISES, INC., a Texas non-profit corporation (“GSE”), EL CASA ORTHOPAEDICA, INC., a Texas corporation (“El Casa”), and LONGVIEW CASA NUEVA, INC., a Texas corporation (“Casa Nueva”) (Enterprises, Hospital, GSE, El Casa and Casa Nueva, individually or collectively, as the context requires, “Seller”); GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX INSTITUTE MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX CSC MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC, a Delaware limited liability company, GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC, a Delaware limited liability company, and GAHC3 MARSHALL TX MOB, LLC, a Delaware limited liability company (collectively, “Purchaser”); and CENTRAL TITLE COMPANY (“Escrow Agent”).
WITNESSETH:
WHEREAS, GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company (“Original Purchaser”), Seller and Escrow Agent entered into that certain Real Estate Purchase Agreement and Escrow Instructions, dated as of November 18, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of November 21, 2014 (collectively, the "Contract"), for the conveyance of certain real property and improvements located in the City of Longview, Gregg County, Texas, and the City of Marshall, Harrison County, Texas, as more particularly described in the Contract (collectively, the "Property");
WHEREAS, Original Purchaser assigned its rights and obligations under the Contract to Purchaser pursuant to that certain Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated as of December 2, 2014; and
WHEREAS, Purchaser and Seller now desire to amend certain terms and provisions of the Contract as set forth in this Second Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Purchaser and Seller hereby agree as follows:
1.    Recitals. The recitals set forth above are true and correct and are incorporated into this Second Amendment by reference for all purposes.
2.    Capitalized Terms. All capitalized terms used in this Second Amendment but not defined herein shall have the meaning assigned to such terms in the Contract.

3.    Closing. Section 1.5 of the Contract is hereby deleted in its entirety and replaced with the following:
1.5    Closing Date. The closing (“Closing”) means the date Escrow Agent confirms that all conditions to closing and insuring title as of such date have been satisfied and each party has authorized closing and disbursement and Escrow Agent disburses funds and insures title in favor of Buyer. Subject to the terms and conditions of this Agreement, the Closing shall take place through an escrow with Escrow Agent on December 11, 2014 (as the same may be held earlier or extended in accordance herewith, the “Closing Date”).
4.    Ratification. Seller and Purchaser hereby acknowledge and agree that, except as amended herein, the Contract is in full force and effect and is hereby ratified and confirmed, and all intentions of the Seller and Purchaser described in the Contract are hereby ratified and confirmed.
5.    Severability. In the event any one or more of the provisions contained in this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Second Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
6.    Multiple Counterparts. To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereof and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages. A facsimile or an e-mailed .pdf or other true copy of a duly executed counterpart of this Second Amendment from any party shall be sufficient to evidence the binding agreement of such party to the terms hereof. Seller and Purchaser further agree that the acknowledgment of this Second Amendment by Escrow Agent is not required for this Second Amendment to be binding and effective as between Seller and Purchaser.
7.    Entire Agreement. This Second Amendment contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any or all representations or modifications concerning this instrument shall be of no force and effect except for a subsequent modification in writing signed by the parties hereto. In the event of any conflict between the terms of the Contract and this Second Amendment, the terms of this Second Amendment shall control.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the date first set forth above.
PURCHASER:

GAHC3 Longview TX Medical Plaza, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:   /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

GAHC3 Longview TX Institute MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:    /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

Second Amendment to Purchase and Sale Agreement -	Signature Page

GAHC3 Longview TX CSC MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:    /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

GAHC3 Longview TX Occupational MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:      /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

Second Amendment to Purchase and Sale Agreement -	Signature Page

GAHC3 Longview TX Outpatient MOB I, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:       /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

GAHC3 Longview TX Outpatient MOB II, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:    /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief operating Officer

Second Amendment to Purchase and Sale Agreement -	Signature Page

GAHC3 Marshall TX MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:      /s/ Danny Prosky
Name:  Danny Prosky
Title:    President and Chief Operating Officer

Second Amendment to Purchase and Sale Agreement -	Signature Page

SELLER:

GSHS ENTERPRISES OPERATING #1, INC.,
a Delaware corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

GOOD SHEPHERD HEALTH SYSTEM, INC., a
Texas non-profit corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

GOOD SHEPHERD ENTERPRISES, INC.,
a Texas non-profit corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

EL CASA ORTHOPAEDICA, INC.,
a Texas corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

LONGVIEW CASA NUEVA, INC.,
a Texas corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

Second Amendment to Purchase and Sale Agreement -	Signature Page

The undersigned Escrow Agent acknowledges the foregoing Second Amendment:

DATED: 12-6-14	Central Title Company By: /s/ Betty Lamb Name: Betty Lamb Its: President

Second Amendment to Purchase and Sale Agreement -	Signature Page